HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401     HV-4824 – Group Variable Funding Agreements – The HART Program

333-114404     HV-4900 - Group Variable Funding Agreements – The HART Program

Supplement dated October 19, 2017 to your Prospectus

FUND NAME CHANGE

Calvert Equity Portfolio – Class A

Effective November 6, 2017, the Calvert Equity Portfolio will be re-named the Calvert Equity Fund.

As a result of the change, all references to the Calvert Equity Portfolio in your Prospectus are deleted and replaced with the Calvert Equity Fund.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.